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                                  EXHIBIT 10.36

FOURTH MODIFICATION AGREEMENT

THIS FOURTH MODIFICATION AGREEMENT (hereinafter, this "AGREEMENT") is made this 12th day of July, 2002 by and among:

FLEET NATIONAL BANK, AS SUCCESSOR-IN-INTEREST TO SOVEREIGN BANK, AS SUCCESSORIN-INTEREST TO FLEET NATIONAL BANK (hereinafter, the "BANK"), a national banking association with a usual place of business at One Federal Street, Boston, Massachusetts 02110; SIGHT RESOURCE CORPORATION (hereinafter, "SIGHT RESOURCE"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, Ohio 45243; CAMBRIDGE EYE ASSOCIATES, INC. (hereinafter, "CAMBRIDGE EYE"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, Massachusetts; DOUGLAS VISION WORLD, INC. (hereinafter, "DOUGLAS VISION"), a Delaware corporation with a principal place of business at One Highland Avenue, Unit 3B, Malden, Massachusetts; E.B. BROWN OPTICIANS, INC. (hereinafter, "E.B. BROWN"), a Delaware corporation with a principal place of business at 1549 E. 30th Street, Cleveland, Ohio; EYEGLASS EMPORIUM, INC. (hereinafter, "EYEGLASS EMPORIUM"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, Ohio 45243; KENT OPTICAL COMPANY, F/K/A KENT ACQUISITION CORP. (hereinafter, "KENT OPTICAL"), a Delaware corporation with a principal place of business at c/o Sight Resource Corporation, 6725 Miami Avenue, Cincinnati, Ohio 45243; SHAWNEE OPTICAL, INC. (hereinafter, "SHAWNEE OPTICAL"), a Delaware corporation with a principal place of business at 2203 W. 38th Street, Erie, Pennsylvania; VISION PLAZA, CORP. (hereinafter, "VISION PLAZA"), a Delaware corporation with a principal place of business at 3301 Veterans Memorial Boulevard, Suite 54E, Metarie, Louisiana; and KENT OPTOMETRIC PROVIDERS, P.C. (hereinafter, "KENT PC"), a Michigan professional corporation with a principal place of business at 896 Jefferson Street, Muskegon, Michigan 49443. Hereinafter, the Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, Vision Plaza, and Kent PC and shall be referred to collectively, jointly, and severally, as the "OBLIGORS."

W I T N E S S ET H

WHEREAS, reference is hereby made to certain loan arrangements (hereinafter, the "LOAN ARRANGEMENTS") entered into by and between Sight Resource, Cambridge Eye, Douglas Vision, E.B. Brown, Eyeglass Emporium, Kent Optical, Shawnee Optical, Vision Plaza (hereinafter, individually and collectively, the "ORIGINAL BORROWERS") and the Bank, evidenced by, among other things, the following documents, instruments, and agreements (hereinafter collectively, together with this Agreement and all documents, instruments, and agreements executed incidental hereto, and contemplated hereby, the "LOAN DOCUMENTS"):

(a) Loan Agreement (hereinafter, as amended, the "LOAN AGREEMENT") dated April 15, 1999, entered into by and between the Bank and the Original Borrowers;

(b) Secured Revolving Line Note (hereinafter, the "REVOLVING NOTE") dated April 15, 1999 in the maximum principal amount of $3,000,000.00 made by the Original Borrowers payable to the Bank;

(c) Secured Term Note (hereinafter, the "TERM NOTE") dated April 15, 1999 in the original principal amount of $7,000,000.00 made by the Original Borrowers payable to the Bank;

(d) (i) Eight (8) Security Agreements
(All Assets) dated April 15, 1999 respectively, by each of the Original Borrowers, as amended and confirmed by certain Ratifications and Amendments of Security Agreements dated January 31, 2002, and (ii) Security Agreement (All Assets) (hereinafter, collectively, the "SECURITY AGREEMENTS") dated July ____, 2002 by Kent PC, pursuant to which each of the Obligors granted the Bank a security interest in the Collateral (as defined in the Security Agreements);

(e) Security Agreement (Pledged Collateral) dated April 15, 1999, pursuant to which Sight Resource assigned, transferred, and delivered to the Bank all of the Collateral (as defined therein);

(f) Modification Agreement (hereinafter, the "MODIFICATION AGREEMENT") dated March 31, 2000 entered into by the Bank and the Original Borrowers; and

(g) Second Modification Agreement (hereinafter, the "SECOND MODIFICATION AGREEMENT") dated November 30, 2000 entered into by the Bank and the Original Borrowers.

(h) Amended and Restated Third Modification
Agreement (hereinafter, the "THIRD MODIFICATION AGREEMENT") dated May 14, 2001 entered into by the Bank and the Original Borrowers.

Capitalized terms used herein and not otherwise defined shall have the meanings as set forth in the Loan Agreement, as amended by (i) the Modification Agreement, (ii) the Second Modification Agreement, and (iii) the Third Modification Agreement.

WHEREAS, the Obligors have requested that the Bank amend certain terms and conditions of the Loan Documents as provided for herein; and

WHEREAS, the Bank has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Agreement; and

WHEREAS, the Obligors have determined that this Agreement is in the Obligors' best interest.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Bank agree as follows:


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ACKNOWLEDGMENT OF INDEBTEDNESS

2. The Obligors each hereby acknowledge and agree that, in accordance with the terms and conditions of (i) the Loan Documents, (ii) this Agreement, and (iii) all documents, instruments, and agreements executed incidental to, and contemplated by this Agreement, the Obligors are jointly and severally liable to the Bank AS OF JULY 12, 2002, as follows:

(b) Revolving Note:

(i) Principal: $2,500,000.00

(ii) Interest (as of 7/12/02): $6,111.12

(iii) Late Charges (as of 7/12/02): $733.33

(iv) Legal Fees & Expenses (From 1/15/02 - 7/31/02): $25,150.85

(c) Term Note:

(i) Principal: $4,970,002.01

(ii) Interest (as of 7/12/02): $12,148.89

(iii) Late Charges (as of 7/12/02): $5,424.62

TOTAL $7,519,570.82

(d) All interest accruing from and after July 12, 2002 under the Revolving Note, and the Term Note, respectively, and all late fees, reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and the allocated costs of the Bank's inhouse counsel) incurred by the Bank from and after July 12, 2002 in connection with the Loan Documents, including, without limitation, all reasonable attorney's fees and expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

(e) Hereinafter all amounts due as set forth in this Paragraph 1, and elsewhere payable under this Agreement, shall be referred to collectively as the "OBLIGATIONS."

WAIVER OF CLAIMS

3. The Obligors each hereby acknowledge and agree that they have no offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns with respect to the Obligations, the Loan Documents, or otherwise, and that if any of the Obligors now have, or ever did have, any offsets, defenses, claims, or counterclaims against the Bank or the Bank's officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and the Obligors each hereby RELEASE the Bank and the Bank's officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor.

RATIFICATION OF LOAN DOCUMENTS; FURTHER ASSURANCES

4. The Obligors:

(a) Hereby ratify, confirm, and reaffirm all and singular the terms and conditions of the Loan Documents. The Obligors further acknowledge and agree that except as specifically modified in this Agreement, all terms and conditions of those documents, instruments, and agreements shall remain in full force and effect; and

(b) Shall, from and after the execution of this Agreement, execute and deliver to the Bank whatever additional documents, instruments, and agreements that the Bank reasonably may require in order to vest or perfect the Loan Documents and the Collateral granted therein more securely in the Bank and to otherwise give effect to the terms and conditions of this Agreement, including, without limitation, such UCC Financing Statements and related documentation as may be necessary in order to perfect the security interest granted to the Bank by the Obligors in the Collateral.

CONDITIONS PRECEDENT

5. The Bank's agreement to consent to the transfer of certain assets of Kent Optical to Kent PC, as more particularly set forth herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Bank in its sole and exclusive discretion:

(a) This Agreement, and all documents, instruments and agreements required hereunder or related hereto shall have been executed by the appropriate parties and delivered to the Bank, shall be in full force and effect and shall be in form and substance satisfactory to the Bank.

(b) All actions on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of the terms of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Bank shall have been provided to the Bank.

(c) The Obligors shall have paid to the Bank in good and collected funds all amounts required to be paid by the Obligors upon the execution of this Agreement.

RESTRUCTURE OF KENT OPTICAL COMPANY

6. In connection with the proposed sale of certain assets by Kent Optical to Kent PC, the Obligors and Bank each agree to the following (irrespective of whether such sale of assets by Kent Optical to Kent PC is ever consummated):

(a) Kent PC hereby assumes and agrees to pay and perform when due all present and future Obligations of Original Borrowers under, based upon, or arising out of the Loan Agreement, the Loan Documents, or any other instruments or agreements between Obligors and Bank. Kent PC agrees to honor, perform and comply with, in all respects, all terms and provisions of the Loan Agreement and the Loan Documents or any other instruments or agreements between Obligors and Bank. All references in the Loan Agreement and the Loan Documents to "Borrower" and "Obligors" shall be deemed to refer to the Original Borrowers
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and Kent PC, jointly and severally as co-borrowers. Each of the Original
Borrowers hereby consents to the foregoing, and each acknowledges and confirms that it remains and shall continue to be fully liable for the payment and performance of obligations and indebtedness due under the Loan Agreement and the Loan Documents jointly and severally as a coborrower with Kent PC.

(b) In connection with the execution of this Agreement, the Obligors shall pay to Bank a non-refundable (except as provided below) fee for the modification of the Loan Agreement in the amount equal to Fifty Thousand Dollars ($50,000.00) (hereinafter, the "MODIFICATION FEE"). The Modification Fee shall be fully earned by the Bank as of the date of this agreement, and payable in accordance with the following: (i) Twenty-Five Thousand Dollars ($25,000.00) shall be payable on the date of this Agreement (and Bank acknowledges the receipt of same from the Obligors), (ii) the remaining Twenty-Five Thousand Dollars ($25,000.00) (the "MODIFICATION FEE BALANCE") shall be due and payable the earlier of the occurrence of an Event of Default under the Loan Agreement (as amended hereby), or December 24, 2002. Notwithstanding the foregoing, if the Obligors voluntarily repay (prior to an Event of Default or demand by Bank) all Obligations to Bank on or before December 24, 2002 (and terminate the Loan Agreement), the Bank shall waive the requirement that Obligors pay to Bank the Modification Fee Balance provided that no Event of Default has occurred prior to, or is existing on the date of, such repayment.

(c) Upon the Obligors' execution and delivery of this Agreement, and the satisfaction by the Obligors of all conditions precedent described herein, the Bank agrees to consent to the transfer of certain assets of Kent Optical to Kent PC described in a certain Asset Purchase Agreement dated June 18, 2002 between Kent Optical and Kent PC, provided that such transfer shall remain subject to liens in favor of the Bank.

LICENSING AGREEMENTS

7. The Obligors each hereby represent and warrant to the Bank that:

(a) The Obligors maintain licensing agreements with only those parties specifically identified on EXHIBIT "A" attached hereto;

(b) The Collateral granted to the Bank under the Security Agreements is subject to the rights of only those licensors specifically listed on EXHIBIT "A"; and

(c) Complete and accurate copies of all licensing agreements (together with any amendments or addendums thereto) maintained among the Obligors and any other parties are attached hereto as EXHIBIT "B".

COSTS OF COLLECTION

8. The Obligors shall:

(a) Within five (5) days of the date of this Agreement, the Obligors shall pay the Bank the sum of $25,150.85 in reimbursement for reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from January 15, 2002 through July 31, 2002, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents, including, without limitation, the negotiation and preparation of this Agreement.

(b) On demand, reimburse the Bank for any and all reasonable costs, expenses, and costs of collection (including reasonable attorneys' fees and expenses) incurred by the Bank from and after August 1, 2002, in connection with the protection, preservation, and enforcement by the Bank of its rights and remedies under the Loan Documents.

NOTICES

9. Any communication between the Bank and the Obligors shall be forwarded via certified mail, return receipt requested, or via recognized overnight courier, addressed as follows:

If to the Bank: Fleet National Bank
Managed Assets Division
111 Westminster Street
Providence, Rhode Island 02903
Attn.: Mr. Albert J. Buresh

With a copy via telecopier to: Steven T. Greene, Esquire
Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
Telecopier No. (617) 880-3456

If to the Obligors: Sight Resource Corporation
6725 Miami Avenue
Cincinnati, Ohio 45243
Attn: Carene Kunkler
President and CEO

With a copy via telecopier to: Thomas Mills, Esquire
Winston & Strawn
1400 L Street, N.W.
Washington, DC 20005-3502
Telecopier No. (202) 371-5950

WAIVERS

10. NON-INTERFERENCE. From and after the occurrence of any Event of Default, the Obligors agree not to interfere with the exercise by the Bank of any of its rights and remedies. The Obligors further agree that they shall not seek to distrain or otherwise hinder, delay, or impair the Bank's efforts to realize upon any of the collateral granted to the Bank under the Loan Documents,
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or otherwise to enforce the Bank's rights and remedies pursuant to the Loan
Documents. This provision shall be specifically enforceable by the Bank.

11. AUTOMATIC STAY. The Obligors hereby expressly assent to any motion filed by the Bank seeking relief from the automatic stay in connection with any Petition for Relief filed by or against any one or more of the Obligors under the United States Bankruptcy Code.

12. JURY TRIAL. The Obligors hereby make the following waiver knowingly, voluntarily, and intentionally, and understand that the Bank, in entering into this Agreement, or in making any financial accommodations to the Obligors, is relying on such a waiver: THE OBLIGORS HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE OBLIGORS, OR ANY OTHER PERSON OR ENTITY, AND THE BANK.

ENTIRE AGREEMENT

13. This Agreement shall be binding upon the Obligors and the Obligors' respective employees, representatives, successors, and assigns, and shall inure to the benefit of the Bank and the Bank's successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between the Obligors and the Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between the Obligors and the Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be the Bank, then by a duly authorized officer thereof.

CONSTRUCTION OF AGREEMENT

14. In connection with the interpretation of this Agreement and all other documents, instruments, and agreements incidental hereto:

(a) All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts and are intended to take effect as sealed instruments.

(b) The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Obligors under this Agreement.

(c) In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Obligors, the provisions of this Agreement shall govern and control.

(d) The Bank and the Obligors have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Obligors and shall not be construed against either the Bank or the Obligors.

ILLEGALITY OR UNENFORCEABILITY

15. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

INFORMED EXECUTION
16. The Obligors warrant and represent to the Bank that the Obligors:

(a) Have read and understand all of the terms and conditions of this Agreement;

(b) Intend to be bound by the terms and conditions of this Agreement;

(c) Are executing this Agreement freely and voluntarily, without duress, after consultation with independent counsel of their own selection; and

(d) Acknowledge and agree that the modifications provided to the Obligors by the Bank pursuant to this Agreement constitute a fair and reasonable time frame within which all Obligations are to be paid in full.
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IN WITNESS WHEREOF, this Agreement has been executed on this 12th day of July,
2002.

FLEET NATIONAL BANK SIGHT RESOURCE CORPORATION


By:__________________________________    By:_________________________________
Title: Title:


CAMBRIDGE EYE ASSOCIATES, INC.
By:Duane D. Kimble, Jr.
Title: Vice President


DOUGLAS VISION WORLD, INC.
By:Duane D. Kimble, Jr.
Title: Vice President


E.B. BROWN OPTICIANS, INC.
By:Duane D. Kimble, Jr.
Title: Vice President


EYEGLASS EMPORIUM, INC.
By:Duane D. Kimble, Jr.
Title:


KENT OPTICAL COMPANY, f/k/a KENT
ACQUISITION CORP.
By:Duane D. Kimble, Jr.
Title: Vice President
SHAWNEE OPTICAL, INC.
By:Duane D. Kimble, Jr.
Title: Vice President


VISION PLAZA, CORP.
By:Duane D. Kimble, Jr.
Title: Vice President


KENT OPTOMETRIC PROVIDERS, P.C.
By:Dr. Steven R. Schaff
Title: President

EXHIBIT "A" TO A CERTAIN FOURTH MODIFICATION AGREEMENT

DATED AS OF JULY ___, 2002 AMONG

SIGHT RESOURCE, ET AL. AND FLEET NATIONAL BANK

Licensors
1. Marchon Delta Systems, Inc.; and
2. Microsoft Corporation

EXHIBIT "B" TO A CERTAIN FOURTH MODIFICATION AGREEMENT

DATED AS OF JULY ___, 2002 AMONG

SIGHT RESOURCE, ET AL. AND FLEET NATIONAL BANK

License Agreements